LEGG MASON PARTNERS INVESTMENT SERIES

with respect to

LEGG MASON PARTNERS GROWTH AND INCOME FUND

SUPPLEMENT DATED JANUARY 12, 2007 TO

PROSPECTUS DATED FEBRUARY 28, 2006

AND

PROXY STATEMENT DATED NOVEMBER 13, 2006

* * * * *

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

with respect to LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS ALL CAP GROWTH AND VALUE

SUPPLEMENT DATED JANUARY 12, 2007 TO PROSPECTUS DATED NOVEMBER 13, 2006

The following information supplements the supplement dated July 12, 2006 to the prospectus of Legg Mason Partners Growth and Income Fund and the information in the combined Proxy Statement/Prospectus dated November 13, 2006 under the captions “Summary” and “Portfolio Securities.”

Shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (the “Acquiring Fund”) have approved a new Investment Management Agreement with Legg Mason Capital Management, Inc. (“LMCM”) and the change in the Acquiring Fund’s status under the Investment Company Act of 1940, as amended, to “non-diversified.” As a result, certain of the conditions to the proposed reorganization (the “Reorganization”) of Legg Mason Partners Growth and Income Fund (the “Acquired Fund”) into the Acquiring Fund have been met and, if the shareholders of the Acquired Fund approve the Reorganization, the Reorganization is expected to be effected. It is currently anticipated that the Reorganization, if approved by Acquired Fund shareholders, and the Investment Management Agreement between the Acquiring Fund and LMCM will become effective on the same day, February 2, 2007.

In addition, if the Reorganization is approved by Acquired Fund shareholders, it is currently anticipated that portfolio assets of the Acquired

Fund, including those in which the Acquired Fund has meaningful capital appreciation under current market conditions, will be sold prior to the Reorganization. This will allow the portfolio to be restructured according to LMCM’s investment strategies. Those sales are likely to result in the payment of a substantial capital gain distribution (most of which is expected to be long-term capital gain) to Acquired Fund shareholders prior to the Reorganization. For shareholders who do not hold Acquired Fund shares in a tax-advantaged account, the distribution will be taxable and will be included in taxable income for 2007. On or about January 17, 2007, the Acquired Fund will inform shareholders of the then-anticipated amount of such distribution on its website, www.leggmason.com/InvestorServices. The information also will be available to shareholders who call 1-800-451-2010.

The meeting at which Acquired Fund shareholders will consider the Reorganization is expected to be adjourned to January 30, 2007. The Acquired Fund will close to new purchases and exchanges on January 29, 2007.

For more information about the proposed Reorganization, please consult the Proxy Statement/Prospectus, which has been sent to shareholders of the Acquired Fund as of November 3, 2006. Information about voting can be found under “How Can I Vote?” in the Common Questions about the Proposed Reorganizations” at the front of the Proxy Statement/Prospectus and under the caption “Voting Information” in the Proxy Statement/Prospectus.

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